Exhibit 99.1
May 12, 2009 Williams Partners L.P. 2009 Analyst Day

Forward looking statements whether we have sufficient cash from operations to enable us to maintain current levels of cash distributions or to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner; availability of supplies (including the uncertainties inherent in assessing and estimating future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital; inflation, interest rates and general economic conditions (including the current economic slowdown and the disruption of global credit markets and the impact of these events on our customers and suppliers); the strength and financial resources of our competitors; development of alternative energy sources; the impact of operational and development hazards; costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation, and rate proceedings; changes in maintenance and construction costs; changes in the current geopolitical situation; exposure to the credit risks of our customers; Williams Partners L.P. is a limited partnership formed by The Williams Companies, Inc. (Williams). Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipates," believes," "could," "may," "should," "continues," "estimates," "expects," "forecasts," "might," "planned," "potential," "projects," "scheduled," "will," and other similar words. These statements are based on our present intentions and our assumptions about future events and are subject to risks, uncertainties, and other factors. In addition to any assumptions, risks, uncertainties or other factors referred to specifically in connection with such statements, other factors not specifically referenced could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others:

Forward looking statements (cont'd) risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings, and the availability and cost of credit; risks associated with future weather conditions; acts of terrorism; and additional risks described in our filings with the Securities and Exchange Commission. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward- looking statement, we caution investors not to unduly rely on our forward-looking statements. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change. Such changes in our intentions may also cause our results to differ. We disclaim any obligation to and do not intend to publicly update or revise any forward-looking statements or changes to our intentions, whether as a result of new information, future events or otherwise. Limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2009, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com.

Alan Armstrong Chief Operating Officer Operations Overview

WPZ services span midstream value chain Geismar

Strategic asset locations, geographic diversity

Four Corners assets: Mature and stable Largest gatherer in San Juan Basin Footprint offers significant flexibility Diversified portfolio of contracts Strong fee-based revenues Predominantly connected at wellhead with more than 6,000 wells Gathering 1.36 TBtu/d in 1Q '09

Four Corners: Typical well profile 1 YR 2 YR 3YR 4 YR 5 YRS or older 79 90 83 62 1075 2008 gathering volume by vintage $ 11.8 Avoided cost to replace decline ($ in millions) 151 Wells needed to replace decline $ (10.2) Impact of lower volume on revenues ($ in millions) 62 Annual decline (Bbtu/d) 1,380 Ending average annual volume (Bbtu/d) 1,442 Beginning average annual volume (Bbtu/d) Positive short-term DCF impact from lower well connects 2008 Estimated DCF impact $ 1.6 1 YR 2 YR 3YR 4 YR 5YRS Older than 5 YRS 412 280 230 198 177 163 Typical San Juan single well volume curve 32% 18% 14% 11% 7% 164 wells 5,148 wells Note: Percentages represent annual decline rate. Mcf/d Bbtu/d

Wamsutter: Volumes continue to grow January February March April East 513 543 546 550 Large, prolific field Nearly 2,000 wells gathering 534 BBtu/d in 1Q '09 WMB TXP4 expansion will increase capacity Gathering expansion expected Robust drilling plans from producers continues 2009 Wamsutter gathering volumes BBtu/d

Wamsutter: Drilling activity strong despite gas prices Wamsutter producer well connects

Plant capacity (BBtu/d) WMB TXP4 * Gathering volume growth based upon producer estimates March 2009 Record 546 BBtu/d Wamsutter: Future drilling drives fee-based growth

Discovery: Large deepwater footprint with flexibility Near term supplies: Valley Forge (15 BBtu/d, flowing since January) Yosemite (15 BBtu/d, flowing since January) Pegasus (5 BBtu/d, flowing since January) Tahiti (50-75 BBtu/d, May '09) ST 287 (2 BBtu/d, May '09) Clipper (20-30 BBtu/d) Gomez Area (30 BBtu/d) Daniel Boone (10 BBtu/d) Telemark Area (10 BBtu/d) Cascade/Chinook (10 BBtu/d) Future opportunities Walker Ridge/Lower Tertiary Area Ligurian Shenandoah Marichal Catalina Oasis Pony/Ness/Knotty Head Blackbeard West

Discovery: Repairs complete, plant volumes growing May '09 is forecasted volume

2009 commodity price assumptions, financial impacts Gas Gas Gas NYMEX ($/MMBtu) $4.50 $4.50 $4.58 Rockies ($/MMBtu) $3.00 $3.00 $3.07 San Juan ($/MMBtu) $3.25 $3.25 $3.25 Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Four Corners NGL margin ($/gallon) $0.27 $0.58 $0.32 Wamsutter NGL margin ($/gallon) $0.26 $0.57 $0.25 2009 distributable cash flow 1 $105 $206 $30 2009 distributions $137 $137 $34 Cash distribution coverage ratio 1 0.8x 1.5x 0.9x 1 Distributable cash flow and cash distribution coverage ratio are non-GAAP measures. Reconciliations to the most relevant measures included in GAAP are included at the end of this presentation. Low High 1Q '09 Oil/NGL Oil/NGL Oil/NGL Oil/NGL Crude ($/barrel) $45 $60 $43 NGL/crude relationship% (remainder 2009) 49% 60% 56%

DCF guidance components Zero Gulf Coast ethane margin $45 Crude, $4.50 Henry Hub gas 49% NGL/crude relationship $60 crude, $4.50 Henry Hub gas 60% NGL/crude relationship Low case guidance 0 100 200 300 400 500 600 700 $ in millions Fee Basis Local sales Frac spread POL Op exp Interest G&A exp Maint capex High case guidance 0 100 200 300 400 500 600 700 $ in millions Op exp Wamsutter C unit allocation Maint capex Interest G&A exp Cash inflows Cash outflows Fee Basis Local Sales Frac Spread POL Cash inflows Cash outflows DCF DCF

WPZ is dedicated to growth Excellent foundation for future growth Large-scale, highly reliable gathering and processing assets in both mature and high-growth potential areas Williams remains committed to growing the partnership Abundant additional dropdown opportunities Opportunities exist given the appropriate yield

Don Chappel Chief Financial Officer Financial Overview

Strategy and strengths Low-risk, growth-oriented MLP Strong support from Williams Broad range of services across midstream value chain Solid cash flow profile from quality customers and significant fee-based revenues Financial profile facilitates growth strategy

Strong historical coverage ratios 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 LP GP DCF attributable to partnership operations Distribution payments to limited partners Distribution payments to general partner 1.7x 1.0x 1.6x 0.9x 1.4x 1.8x 1.8x 1.4x 0.9x Ignacio fire and Wamsutter Acquisition $ in millions

'09 guidance supports current cash distribution level Partnership expects to maintain quarterly distribution of $0.635 per LP unit in 2009 Current, expected pricing environment supports existing distribution level, confidence in maintaining compliance with loan covenants for '09 Cash balance is approximately $77 million as of March 31 Offering additional support, Williams takes action to distinguish Williams Partners from its peers Waives approximately $29 million in incentive distribution rights for '09 at the partnership's current per-unit cash distribution level. Provides an additional G&A credit to offset increases in G&A allocation, up to $10 million New support is above and beyond funds needed to maintain LP cash distributions in '09 Williams is a strong parent company with vested interest in the partnership's success

2009 commodity price assumptions, financial impacts Gas Gas Gas NYMEX ($/MMBtu) $4.50 $4.50 $4.58 Rockies ($/MMBtu) $3.00 $3.00 $3.07 San Juan ($/MMBtu) $3.25 $3.25 $3.25 Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Financial impacts (dollars in millions, except NGL margins and cash distribution coverage ratio) Four Corners NGL margin ($/gallon) $0.27 $0.58 $0.32 Wamsutter NGL margin ($/gallon) $0.26 $0.57 $0.25 2009 distributable cash flow 1 $105 $206 $30 2009 distributions $137 $137 $34 Cash distribution coverage ratio 1 0.8x 1.5x 0.9x 1 Distributable cash flow and cash distribution coverage ratio are non-GAAP measures. Reconciliations to the most relevant measures included in GAAP are included at the end of this presentation. Low High 1Q '09 Oil/NGL Oil/NGL Oil/NGL Oil/NGL Crude ($/barrel) $45 $60 $43 NGL/crude relationship% (remainder 2009) 49% 60% 56%

Capitalization and liquidity $208 million dedicated credit facilities Discovery and Wamsutter make quarterly distributions to their owners Prevents "trapped cash" No debt maturities until 2011 WPZ ratings: BBB- by S&P (investment grade) BB+ by Fitch Ba2 by Moody's Targeting investment-grade metrics for capitalization Provides reliability in difficult markets

Key points History of solid performance Credit rating continues to strengthen Excellent foundation for future growth Large-scale, highly reliable gathering and processing assets in both mature and high-growth potential areas Abundant additional dropdown opportunities Strategy maintains return while shielding from risk Williams remains committed to growing the partnership

Q&A

Non-GAAP Reconciliations

This presentation includes Distributable Cash Flow attributable to partnership operations which is a non- GAAP financial measure as defined under the rules of the Securities and Exchange Commission. For Williams Partners L.P. we define Distributable Cash Flow attributable to partnership operations as net income (loss) plus depreciation, amortization and accretion, less our earnings from equity investments, as well as adjustments for certain non-cash, non-recurring items, plus reimbursements from Williams under an omnibus agreement and less maintenance capital expenditures plus the actual cash distributed by Wamsutter and Discovery. This presentation is accompanied by a reconciliation of this non-GAAP financial measure to its nearest GAAP financial measure. For Williams Partners L.P. we also calculate the ratio of Distributable Cash Flow attributable to partnership operations to the total cash distributed (cash distribution coverage ratio). This measure reflects the amount of Distributable Cash Flow relative to our actual cash distributions. We have also provided this ratio calculated using the most directly comparable GAAP measure, net income. Management uses these financial measures because they are accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership's assets and the cash that the business is generating. Distributable Cash Flow attributable to partnership operations is not intended to represent cash flows for the period, nor is it presented as an alternative to net income (loss) or cash flow from operations. It should not be considered in isolation or as substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles. Non-GAAP disclaimer

* Because Four Corners, Wamsutter and the additional 20% interest in Discovery were affiliates of Williams at the time of these acquisitions, the transactions were between entities under common control, and have been accounted for at historical cost. Accordingly, these tables include the historical results of Four Corners and Equity Earnings in Wamsutter and Discovery for the periods presented (a) Maintenance capital expenditures includes certain well connection capital (b) Prior-period maintenance capital expenditures have been adjusted to exclude certain efficiency (cost-reduction) type capital DCF attributable to partnership ops, coverage ratios reconciliation

Non-GAAP reconciliations

Williams Partners L.P.